UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 18, 2010

K-SWISS INC.
(Exact name of registrant as specified in its charter)
Delaware	0-18490	95-4265988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
31248 Oak Crest Drive, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip code)
818-706-5100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On February 18, 2010, K-Swiss Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the twelve and three months ended December 31, 2009.  A copy of the Company’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished under Item 2.02 “Results of Operations and Financial Condition.”  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference in any filing, registration statement or other document filed under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press Release issued February 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K-Swiss Inc.

Date:	February 18, 2010	By:	/s/ GEORGE POWLICK
George Powlick,
Vice President of Finance, Chief Administrative Officer, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued February 18, 2010.

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